SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 1, 1997

   RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of October 1, 1997 providing for, inter alia, the issuance of
       Mortgage Asset-Backed Pass-Through Certificates, Series 1997-QS11)


                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

                          DELAWARE 333-33493 51-0368240
           (State or other jurisdiction (Commission) (I.R.S. employer of incorporation) file number) identification no.)



          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code (612) 832-7000



          (Former name or former address, if changed since last report)



Exhibit Index located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                           (c)  Exhibits   (executed   copies):   The  following
                           execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                Sequentially
Exhibit         Numbered
Number                                                            Exhibit Page

10.1     Pooling and Servicing Agreement, dated as of October 1, 1997       4
         among Residential Accredit Loans, Inc., as company,
         Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL ACCREDIT LOANS, INC.



                                By:  /s/ Randy Van Zee
                                Name: Randy Van Zee
                                Title: Vice President


Dated:  October 30, 1997


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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS, INC.



                       By:
                                    Name: Randy Van Zee
                                    Title: Vice President


Dated:  October 30, 1997

















                                  Exhibit 10.1


         Pooling and Servicing Agreement, dated as of October 1, 1997 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.



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